Public Service Enterprise Group PSEG Earnings Conference Call 4th Quarter & Year-end 2015 February 19, 2016 EXHIBIT 99.1

Forward-Looking Statement Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1A. Risk Factors, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), Item 8. Financial Statements and Supplementary Data—Note 12. Commitments and Contingent Liabilities, and other factors discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to: • adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets, • adverse changes in energy industry law, policies and regulations, including market structures and transmission planning, • any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews and disallowances, • any deterioration in our credit quality or the credit quality of our counterparties, • changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, • adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, • changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units, • actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, • any inability to manage our energy obligations, available supply and risks, • delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets, • availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, • increases in competition in energy supply markets as well as for transmission projects, • changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, • changes in customer behaviors, including increases in energy efficiency, net-metering and demand response, • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, • acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, • delays in receipt of necessary permits and approvals for our construction and development activities, • any inability to achieve, or continue to sustain, our expected levels of operating performance, • changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, • an extended economic recession, • an inability to realize anticipated tax benefits or retain tax credits, • challenges associated with recruitment and/or retention of a qualified workforce, and • changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases. All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears. These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2015 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

Q4 Earnings Summary – Strong Operating Results $ millions (except EPS) 2015 2014 Operating Earnings $ 255 $ 247 Reconciling Items, Net of Tax 54 229 Net Income $ 309 $ 476 EPS from Operating Earnings* $ 0.50 $ 0.49 Quarter ended December 31 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

Full-year Earnings Summary – 5.4% Increase in Operating Earnings $ millions (except EPS) 2015 2014 Operating Earnings $ 1,476 $ 1,400 Reconciling Items, Net of Tax 203 118 Net Income $ 1,679 $ 1,518 EPS from Operating Earnings* $ 2.91 $ 2.76 Twelve Months ended December 31 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG 2015 – A Year of Successful Deployment of Capital and Strong Operating Performance Strong 2015 financial performance – at upper half of guidance Operating earnings of $2.91 per share, up 5.4%, the 3rd consecutive year of growth PSE&G achieved 9% growth in earnings, at the upper end of guidance PSEG Power’s operating earnings in line with guidance Continued operational excellence Power generation up 2% for the year led by record CCGT production and solid nuclear performance PSE&G recognized for the 14th consecutive year as the Mid-Atlantic region’s most reliable electric utility; named Electric Light & Power’s Utility of the Year for 2015 Disciplined capital investment – producing results PSEG capital program invested $3.6 billion in 2015 at PSE&G (75%) and Power (25%) PSEG Power announced $2.0 billion of investment in new, gas fired generation and continuing capacity expansion work at fossil units PSE&G’s GSMP ($905 million over 3 years) approved for gas infrastructure replacement Energy Strong investments continue ($556 million spent through 2015 of the original $1.22 billion program) Energy Efficiency II Extension approved (~$95 million)

PSEG Annual Dividend – Increased 5.1% to $1.64 per share PSEG Annual Dividend Rate *Indicated annual 2016 PSEG COMMON DIVIDEND rate per share. **2016 payout ratio reflects the indicated annual dividend rate divided by the midpoint of 2016 operating earnings guidance of $2.80 - $3.00 per share. Payout Ratio 66% 43% 44% 43% 44% 50% 58% 56% 54% 54% 57%** Continuing an improved rate of growth in the dividend, building on a 109-year history of returning cash to the shareholder $ Per Share $1.64*

$2.80 - $3.00E PSEG 2016 Earnings Guidance $2.76 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. E = Estimate. $2.91 Growth in regulated operations offsetting commodity market weakness in 2016

PSEG 2015 Q4 Operating Company Review Dan Cregg EVP and Chief Financial Officer

Q4 Operating Earnings by Subsidiary Operating Earnings Earnings per Share $ millions (except EPS) 2015 2014 2015 2014 PSE&G $ 156 $ 160 $ 0.31 $ 0.32 PSEG Power 95 91 0.19 0.18 PSEG Enterprise/Other 4 (4) - (0.01) Operating Earnings* $ 255 $ 247 $ 0.50 $ 0.49 Quarter ended December 31 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$ / share PSEG EPS Reconciliation – Q4 2015 versus Q4 2014 Capacity (0.04) Re-Contracting, Market Pricing and Lower Gas Sales 0.02 Taxes and Other 0.03 Transmission & Distribution 0.03 Electric Weather, Volume and Demand (0.01) O&M, Taxes and Other (0.03) Q4 2015 Operating Earnings* Q4 2014 Operating Earnings* PSEG Power** PSE&G** PSEG Enterprise/ Other * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. ** Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding. Taxes and Other

Strong Full-year Operating Earnings Achieved – Up 5.4% Operating Earnings Earnings per Share $ millions (except EPS) 2015 2014 2015 2014 PSE&G $ 787 $ 725 $ 1.55 $ 1.43 PSEG Power 653 642 1.29 1.27 PSEG Enterprise/Other 36 33 0.07 0.06 Operating Earnings* $ 1,476 $ 1,400 $ 2.91 $ 2.76 Twelve Months ended December 31 See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$ / share PSEG EPS Reconciliation – Full-year 2015 versus Full-year 2014 Re-Contracting and Market Pricing 0.27 Capacity (0.24) Volume 0.02 O&M (0.05) D&A (0.02) Taxes and Other 0.04 Transmission 0.13 Gas Volume & Demand 0.03 Electric Weather, Volume & Demand 0.04 O&M (Distribution) (0.08) 2015 Operating Earnings* 2014 Operating Earnings* PSEG Power** PSE&G** PSEG Enterprise/ Other PSEG Long Island * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. ** Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSE&G 2015 Q4 Review

PSE&G – Q4 Earnings Summary $ millions (except EPS) Q4 2015 Q4 2014 Variance Operating Revenues $ 1,402 $ 1,531 $ (129) Operating Expenses Energy Costs 546 631 (85) Operation & Maintenance 389 368 21 Depreciation & Amortization 180 224 (44) Total Operating Expenses 1,115 1,223 (108) Operating Earnings / Net Income $ 156 $ 160 $ (4) EPS from Operating Earnings $ 0.31 $ 0.32 $ (0.01)

$ / share PSE&G EPS Reconciliation – Q4 2015versus Q4 2014 Q4 2015 Operating Earnings Q4 2014 Operating Earnings Transmission & Distribution Margin 0.03 Electric Weather, Volume & Demand (0.01) O&M, Taxes & Other Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSE&G – Q4 Operating Highlights FERC formula rate revenue increase of $146 million effective January 1, 2016; update for bonus depreciation adjustment would lower revenue by $27 million PSE&G will credit residential gas customers with ~$155 million in BGSS bill credits this winter PSE&G recognized for the 14th year as the Mid-Atlantic region’s most reliable electric utility; named Electric Light & Power’s Utility of the year for 2015 Operations Regulatory and Market Environment PSE&G earned its authorized return in 2015 PSE&G’s 2016 operating earnings guidance range is $875 - $925 million, a 14% increase over 2015 operating earnings of $787 million Investment in transmission increased to 43% of rate base at year-end 2015, as rate base expanded by 14% to $13.4 billion Financial Q4 weather dominated by warmest December on record; average December temperature of 47.8°F resulted in heating degree days that were 31% below Q4 2014 and normal Low natural gas prices continue to benefit weather normalized gas sales, up 2.1% for Q4 and up 2.2% for full-year 2015 Electric sales rose 0.8% in Q4 and 0.5% for the year on a weather adjusted basis, reflecting improved economic conditions in the quarter

PSEG Power 2015 Q4 Review

PSEG Power – Q4 EPS Summary $ millions (except EPS) Q4 2015 Q4 2014 Variance Operating Revenues $ 1,082 $ 1,610 $ (528) Operating Earnings 95 91 4 Pro Forma Adjustments, Net of Tax** 54 229 (175) Net Income $ 149 $ 320 $ (171) EPS from Operating Earnings* $ 0.19 $ 0.18 $ 0.01 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. **Includes the financial impact from Mark-to-Market positions with forward delivery months.

Lower Capacity (0.04) Re-Contracting, Market Pricing & Lower Gas Sales 0.02 $ / share PSEG Power EPS Reconciliation – Q4 2015 versus Q4 2014 Q4 2015 Operating Earnings* Q4 2014 Operating Earnings* Taxes and Other *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. Results may not add to totals due to rounding.

PSEG Power – Q4 Generation Measures – Volume % Quarter ended December 31 Total Nuclear Total Coal* Oil & Natural Gas * Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas. PSEG Power – Generation (GWh) 12,859 12,725 Quarter ended December 31 PSEG Power – Capacity Factors (%) 2014 2015 Combined Cycle PJM and NY 59.9% 64.2% Coal* NJ (Coal/Gas) 0.7% 0.2% PA 68.4% 48.6% CT 13.8% 0.2% Nuclear 84.5% 85.4%

PSEG Power – Full-Year Generation Measures – Volume % Twelve months ended December 31 Total Nuclear Total Coal* Oil & Natural Gas * Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas. PSEG Power – Generation (GWh) 54,162 55,213 Twelve months ended December 31 PSEG Power – Capacity Factors (%) 2014 2015 Combined Cycle PJM and NY 56.0% 65.8% Coal* NJ (Coal/Gas) 14.0% 5.6% PA 75.7% 69.3% CT 23.7% 17.9% Nuclear 89.3% 90.4%

PSEG Power – Fuel Costs Quarter ended December 31 ($ millions) 2014 2015 Coal 39 23 Oil & Gas 134 62 Total Fossil 173 85 Nuclear 49 51 Total Fuel Cost 222 136 Total Generation (GWh) 12,859 12,725 $ / MWh 17.23 10.73 PSEG Power – Fuel Costs Twelve months ended December 31 ($ millions) 2014 2015 Coal 208 163 Oil & Gas 758 485 Total Fossil 966 648 Nuclear 210 213 Total Fuel Cost 1,176 861 Total Generation (GWh) 54,162 55,213 $ / MWh 21.72 15.59

PSEG Power – Q4 2015 Gross Margin Performance $46 Quarter ended December 31 Twelve Months ended December 31 $47 Favorable hedges offset declines in wholesale market prices Capacity revenues affected by HEDD retirements in second half 2015 Market prices influenced by record mild weather Access to Marcellus gas continues to provide fuel cost savings Regional Performance Region Q4 Gross Margin ($M) Q4 2015 Performance PJM $449 Favorable hedges offset declines in capacity revenues post HEDD retirements, lower market pricing and lower generation output New England $26 Lower generation and lower market pricing New York $19 Higher market demand PSEG Power Gross Margin ($/MWh) $37 $42 $39 $42

Full Requirements Component Capacity Markets/RPM Growing Renewable Energy/Transmission Component for Market Risk Market Perspective – 2016 BGS Auction Results … Latest auction results reflect a decline in energy prices, and increase in cost of transmission, capacity and renewables Note: BGS prices are quoted in $/MWh and reflect PSE&G Zone; results from the 2014-2016 auctions will be the new blended prices beginning June 1, 2016. Three-Year Average Round the Clock PJM West Forward Energy Price Capacity Load shape Transmission Congestion Ancillary services Risk premium Green $97.39 ~ $46 ~ $53 $83.88 ~ $59 $92.18 $37 - $38 $39 - $40 $38 - $39 $37 - $38 ~ $62 $99.54 $/MWh $96.38 ~ $63 $33 - $34

Hedging Update… Contracted Energy* * HEDGE PERCENTAGES AND PRICES AS OF DECEMBER 31, 2015, UPDATED WITH 2016 BGS AUCTION RESULTS. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY.  HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS.

PSEG Power – Q4 2015 Operating Highlights Q4 output down 1% over Q4 2014; full-year 2015 generation up 2% to 55.2 TWh on nuclear and CCGT production gains Nuclear fleet capacity factor of 90.4% for 2015; nuclear output of 30 TWh was 3rd best run New CCGT all-time production total of 18.4 TWh for 2015, up 11% over 2014’s record output of 16.5 TWh on record performance at Linden 1&2 and Bethlehem Energy Center Operations Regulatory and Market Environment Financial 2016 BGS auction priced at $96.38/MWh vs. $99.54/MWh in 2015 2016 expected generation output 54-56 TWh; BGS load projected at 11-12 TWhs Power cleared a new 485 MW CCGT unit at its existing Bridgeport Harbor site; Construction of the ~$550 million unit expected to begin 2017 for target completion in 2019 Construction has commenced at Keys and Sewaren 7 for targeted 2018 in-service Power’s total debt as a percentage of capitalization at year-end was 27% Power’s FFO/Debt at December 31 remains strong Power’s 2016 operating earnings guidance range is $490 - $540 million; adjusted EBITDA guidance for 2016 is $1.32 billion to $1.40 billion

PSEG

PSEG Financial Highlights Introducing 2016 operating earnings guidance of $2.80 - $3.00 per share Focused on maintaining operating efficiency and customer reliability PSE&G earnings forecast to grow 14% to comprise >60% of 2016’s operating earnings PSEG capital spending forecast of $11.5 billion over 2016-2018 up 21% over the 2013-2015 period, to be invested in PSE&G (72%) and Power (27%) PSE&G infrastructure investment in reliability/resiliency/replacement continues PSEG Power making $2.0 billion investment in new generation in PJM and New England, improves fleet efficiency and geographic diversification Increased 2016 common dividend by 5.1% to $1.64 per share Financial position remains strong: Bonus depreciation extension will add $1.7 billion to cash over the 2016-2019 period Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity Debt as a percentage of capitalization was 43% at December 31

PSEG 2016 Operating Earnings Guidance - By Subsidiary $ millions (except EPS) 2016E 2015 2014 PSE&G $875 - $925 $787 $725 PSEG Power $490 - $540 $653 $642 PSEG Enterprise/Other $60 - $60 $36 $33 Operating Earnings* $1,425 - $1,525 $1,476 $1,400 Earnings per Share $2.80 - $3.00E $2.91 $2.76 *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA. E = Estimate. Segment Earnings Guidance and Prior Results $ millions (except EPS) 2016E 2015 2014 PSEG Power $1,320 - $1,400 $1,563 $1,584 PSEG Power Adjusted EBITDA*

PSEG Power’s Adjusted EBITDA – Q4 2015, Full-Year 2015 and Full-Year 2016 Guidance Three Months Ended December 31, Full Year Full-Year 2016 Guidance ($ in millions) 2015 2014 2015 2014 Low High Operating Earnings** $95 $91 $653 $642 $490 $540 Add: Fossil Major Maintenance, pre-tax 17 27 128 144 80 80 Depreciation & Amortization, pre-tax 73 74 301 291 340 340 Interest Expense, pre-tax 27 29 120 120 80 80 Income Taxes 23 50 361 387 330 360 Adjusted EBITDA $235 $271 $1,563 $1,584 $1,320E $1,400E PSEG Power - Adjusted EBITDA* * SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME. E = ESTIMATE. ** SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL IMPACT FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.

PSEG Liquidity as of December 31, 2015

Items Excluded from Net income to Reconcile to Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A

B Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income. (a) Includes the financial impact from positions with forward delivery months. (b) Excludes amounts related to Operating Earnings reconciling items.